Exhibit 32
Certification Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Annual Report of ITC Holdings Corp. (the “Registrant”) on Form 10-K for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on March 8, 2007 (the “Report”), we, Joseph L. Welch, President & Chief Executive Officer of the Registrant, and Edward M. Rahill, Senior Vice President and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our knowledge, that:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Date: March 8, 2007

/s/ Joseph L. Welch
Joseph L. Welch
President & Chief Executive Officer

/s/ Edward M. Rahill
Edward M. Rahill
Senior Vice President – Finance and Chief Financial Officer